SUBSCRIPTION AGREEMENT FOR PROMISSORY NOTE AND SHARES
                                OF GOLD RUN INC.

                                                             (Date)

GOLD RUN INC.
c/o Berns & Berns
767 Third Avenue
New York, New York 10017

Gentlemen:

      The Undersigned hereby offers to purchase from Gold Run Inc. (the "Company") (i) a Non-transferable 10% Promissory Note ("Note") in the principal amount of $______, and (ii) ______ shares of the Company's common stock, par value $.000001 per share ("Share"), at a price of $0.001 per Share, for an aggregate purchase price of $_________ U.S. The form of the Note is set forth at Appendix I. Instructions on how to subscribe are set forth at Appendix II.

      In order to induce the Company to sell you the Notes and the Shares (collectively, the "Securities"), the Undersigned, for himself and for his legal representatives, successors and assigns, hereby makes the following representations, warranties, acknowledgments and certifications, intending that the Company rely hereon, to the Company, and covenants with the Company, as follows:

      1. The Undersigned acknowledges that the Company is a reporting issuer in the United States, and files reports with the Securities and Exchange Commission ("SEC"), file no. 333-139412. The Undersigned further acknowledges that on December 31, 2007 the Company filed a Registration Statement on Form SB-2with the SEC, which has not been declared effective.

      2. The Company has made available to the Undersigned all requested documents and records in its possession, and has offered the Undersigned an opportunity to discuss this investment with the Company and/or representatives of the Company and obtain any additional information necessary to verify the accuracy of any information furnished. The Undersigned acknowledges that he has not been provided with an offering memorandum or any other offering literature relating to this private offering of the Company's Securities and is relying solely on the publicly available information set forth in paragraph 1 hereof in making his investment decision.
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Gold Run Inc.                                                             Page 2


      3. The Undersigned acknowledges that no information furnished by the Company constitutes investment, accounting, legal or tax advice. The Undersigned is relying solely upon himself and his professional advisors, if any, for such advice.

      4. The Undersigned has relied solely upon his own independent investigation in making a decision to purchase the Securities. The Securities are a speculative investment which involves a substantial degree of risk with no assurance of any income from such investment and the possibility that the Securities may become worthless. The Undersigned acknowledges that both the Notes and Shares are restricted securities for which there is no market. The Undersigned acknowledges that he must therefore be prepared to bear the economic risks for an indefinite period, and the total loss of his investment.

      5. The Undersigned acknowledges that (i) this offer and sale of the Securities is being done pursuant to the provisions of Regulation S, promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"), (ii) is not being registered under the laws of any jurisdiction, (iii) the Securities are being acquired solely for the account of the Undersigned, solely for investment purposes and not with a view to resale or distribution, and (iv) no other person has any direct or indirect interest in the Securities. The Undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or anyone else, the Securities, or any interest therein, and the Undersigned has no plans to enter into any such contract, undertaking, agreement or arrangement.

      6. The Undersigned understands that he may not dispose of the Securities, or any interest therein, unless and until legal counsel for the Company shall have determined that the intended disposition does not violate the law of any jurisdiction. The Undersigned acknowledges that the Securities are non-transferable, that both the Notes and Shares will bear legends describing the limitations on transfers, and that it will not be possible for the Undersigned to liquidate his investment in case of an emergency. The Undersigned agrees to only resell such Securities pursuant to registration under the Securities Act, pursuant to the resale provisions promulgated under Regulation
S, under the Securities Act, or pursuant to an available exemption from registration, and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.
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Gold Run Inc.                                                             Page 3


      7. The Undersigned represents and warrants that he is not a "U.S. Person" as such term is defined in Rule 902(k), promulgated under the Securities Act, and that he is not acquiring the Securities for the account or benefit of a U.S Person. The Undersigned represents and warrants that he is not a resident of the United States and that he was outside of the United States when (i) the agreement was negotiated, (ii) he received this agreement, and (iii) this agreement was executed.

      8. The Undersigned represents that he is knowledgeable and experienced in making and evaluating investments. The investments of the Undersigned in, and his commitments to, all non-liquid investments (including an investment in the Company) are reasonable in relation to his net worth, and the Undersigned has the ability to bear the financial risk of an investment in the Company.

      9. The Undersigned represents, warrants, and acknowledges that (a) the Securities were not offered or distributed to the Undersigned through an advertisement in printed media of general and regular paid circulation, radio or television, and (b) he did not attend any seminars or meetings regarding this offering, in which the attendees were invited by any general solicitation or general advertising.

      10. The Undersigned acknowledges that no governmental authority, regulatory body, stock exchange or any other entity has made any finding or determination as to the merits of this investment.

      11. The Undersigned acknowledges that the Company, in its sole discretion, reserves the unconditional right to accept or reject, in whole or in part, this subscription, with or without cause, and to waive any requirements of this subscription. The Undersigned acknowledges that the Company has the unconditional right to refund to the Undersigned all funds so tendered, or any portion thereof, to the Company, within one hundred twenty days of receipt, even if the Company has already utilized the funds. To the extent this subscription may ultimately be rejected, subscriptions received by the Company shall be refunded, without interest. The Undersigned acknowledges that the Company may utilize the subscription funds received from the Undersigned immediately upon receipt by the Company.
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Gold Run Inc.                                                             Page 4


      12. The Undersigned represents that he is an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act, as set forth at Appendix III hereto, and has checked the applicable category of "accredited investor" on Appendix III.

      The Undersigned will indemnify and hold the Company, its affiliates, and representatives, harmless from and against any and all loss, liability, cost, damage, expense (including attorney's fees and expenses) and claims arising out of, in connection with or resulting (i) from the sale or distribution of the Shares by the Undersigned in violation of any applicable law, rule or regulation, and (ii) any misrepresentation by the Undersigned or any breach of any warranties herein or any covenants or agreements set forth herein.

      The foregoing is not, and will not be, revocable by the Undersigned at any time. The Undersigned gives this document to the Company intending to be legally bound hereby.

                                                   Very truly yours,

                                                   __________________________
                                                   Print Name

                                                   __________________________
                                                   Signature

                                                   Date: ___________________


                                                   __________________________
                                                   Address

                                                   __________________________
                                                   Address
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Gold Run Inc.                                                             Page 5


                                   APPENDIX I

THIS NON-TRANSFERABLE PROMISSORY NOTE MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT, (II) , THE RESALE PROVISION PROMULGATED UNDER REGULATION S, OR (II) AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE MAKER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE.

                        NON-TRANSFERABLE PROMISSORY NOTE

                                  GOLD RUN INC.

                                 Note No. _____

$_____                          Toronto, Ontario                          [Date]

FOR VALUE RECEIVED, the undersigned, GOLD RUN INC., a Delaware corporation (the "Maker") having an address at 330 Bay Street, Suite 820, Toronto, Ontario M5H 2S8, CANADA, hereby promises to pay to the order of [Name], having an address at [Address] (such person being herein referred to individually as "Holder"), in lawful money of the United States of America, the principal sum of $______, together with interest thereon at the rate of 10% per annum, based on a year of 360 days, which principal shall be payable in one installment on the EARLIER of
(i) the date of the final closing of the Maker's public offering of shares of its common stock, described in the Maker's Registration Statement on Form SB-2, filed with the United States Securities and Exchange Commission on December 31, 2007, as amended from time to time, and (ii) the first anniversary of the date of this Note. Interest shall accrue thereon from and after the date hereof and shall be payable on the date the Note is repaid.
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Gold Run Inc.                                                             Page 6


1) COLLECTION COSTS.

      If, after any default hereunder, Holder expends any effort or expense in any attempt to enforce or collect payment of all or any part or installment of any sum due Holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker will bear and pay all reasonable costs and fees incurred by Holder in connection with the investigation and collection hereof, including but not limited to reasonable fees and expenses of counsel.

2. PREPAYMENT.

      The Maker has the right to prepay the Note, at any time, in whole or in part, without penalty.

3. CERTAIN WAIVERS.

      Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive presentment and demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration or intent to accelerate, notice of intent to demand, and diligence in collecting, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to Holder. Holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release part or all of any collateral at any time securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

4. GOVERNING LAW.

      This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to promissory notes issued and delivered within such State and without giving effect to choice of law principles of such State. Notwithstanding the place where any liability originates or arises or is to be paid, any suit, action or proceeding arising out of or relating to this promissory note may be instituted in, or if instituted elsewhere may be removed to, any Court of the United States of
America or of the State of New York sitting in the County, City and State of New York. Maker hereby irrevocably waives any objection Maker may now or hereafter have to the laying of venue of any such suit, action or proceeding in the above-described courts and any claim that any suit, action or proceeding has been brought in an inconvenient forum. Nothing in this Section shall affect the right of any party to serve process in any other manner permitted by law or limit the right of any party to bring any suit, action or proceeding against any other party in the courts of any other jurisdiction.
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Gold Run Inc.                                                             Page 7


5. NOTICES.

      Any and all notices or other communications required or permitted to be given under any of the provisions of this Note shall be in writing and shall be deemed to have been duly given when personally delivered or five days after the date mailed, postage prepaid, by first class certified mail, return receipt requested, addressed to the parties at the addresses set forth above (or at such other address as a party may specify by notice to all other parties given as aforesaid), together with copies, and if possible by telecopy as well, if to the Maker, to Mr. John Pritchard, President, Gold Run Inc., 330 Bay Street, Suite 820, Toronto, Ontario M5H 2S8, CANADA, (telecopy number: (416-364-2292).

      IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and delivered as of the day and year first above written.

                                            GOLD RUN INC.


                                            By______________________________
                                                   John Pritchard
                                                   Chief Executive Officer
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                                                                          (date)
Gold Run Inc.                                                             Page 8


                                   APPENDIX II

                                HOW TO SUBSCRIBE

      1. This Subscription Agreement must be completed, signed, dated and faxed to:

            Gold Run Inc.
            c/o Berns & Berns
            767 Third Avenue
            23rd Floor
            New York, New York 10017

            Telephone: (212) 332-3320
            Telecopier: (212) 332-3315

      2.    Also, please mail an original signed copy to this address.

      3. Payment for the Shares must be made by wire transfer in U.S. dollars to the following account:

            ACCOUNT NAME: Gold Run Inc.
            BANK: JP Morgan Chase
            ADDRESS: 401 Madison Avenue, New York, NY 10017
            ACCOUNT NUMBER: 907 0868385 65
            ABA ROUTING NUMBER: 021000021
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Gold Run Inc.                                                             Page 9


                                  APPENDIX III

The Undersigned hereby certifies that it is an Accredited Investor as that term is defined in Rule 501(a) of Regulation D, promulgated pursuant to the Securities Act of 1933, as amended. THE SPECIFIC CATEGORY OF ACCREDITED INVESTOR APPLICABLE TO THE UNDERSIGNED IS CHECKED BELOW. ALL REFERENCES TO DOLLAR AMOUNTS IN THIS APPENDIX III ARE IN U.S. CURRENCY.

_____ a) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
            Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____ b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
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Gold Run Inc.                                                            Page 10


_____ d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

_____ e) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

_____ f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in
            Section 230.506(b)(2)(ii); and

_____ h) Any entity in which all of the equity owners are accredited investors.

                                                   _________________________
                                                   Name of Investor

                                                   By:  ____________________
                                                   Name:
                                                   Title:

                                                   Date: ___________________